UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2013

A.P. PHARMA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33221	94-2875566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Saginaw Drive Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 366-2626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 12, 2013, John Whelan delivered notice of his intention to resign from the position of Chief Financial Officer of A.P. Pharma, Inc. (the “Company”), effective as of August 15, 2013. As previously reported in the Company’s Current Report on Form 8-K filed on May 3, 2013, Mr. Whelan was removed as the Company’s President and Chief Executive Officer on May 1, 2013. Accordingly, Mr. Whelan’s resignation as of August 15, 2013 is deemed to constitute a resignation for good reason, entitling Mr. Whelan to certain severance benefits, as set forth in his Management Retention Agreement, dated as of April 25, 2011, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.P. PHARMA, INC.

Date: August 16, 2013	By:	/s/ Stephen Davis
Stephen Davis
Executive Vice President, Chief Operating Officer